Exhibit 10(a)

SECOND AMENDMENT dated as of July 19, 2019 (this “Amendment”) to the TERM LOAN FACILITY AGREEMENT dated as of August 30, 2017 (the “Term Loan Agreement”) between PITNEY BOWES INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Borrower”) and MUFG BANK, LTD., f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd. (the “Lender”).
WHEREAS, the parties hereto have agreed to amend the Term Loan Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Term Loan Agreement.
SECTION 2.     Amendments of the Term Loan Agreement. Effective on the Amendment Effective Date (as defined herein), the Term Loan Agreement is amendment as follows:
(a)     Section 1(g) is deleted in its entirety and replaced with the language “[Intentionally Omitted]”;
(b)     Section 4(a)(2) of is amended by adding the following provisio at the end of such section as follows: “all the covenants and agreements applicable to it contained in Section 8 (Covenants) of the Incorporated Agreement; provided, however that if the Borrower’s obligations under the Incorporated Agreement are secured pursuant to Section 8.04(n) of the Incorporated Agreement, then the obligations of the Borrower under this Agreement shall be simultaneously secured on an equal and ratable basis under documentation (including any required amendments or consents to the Incorporated Agreement) approved in writing by the Lender (such approval not to be unreasonably withheld, delayed or conditioned);”
(c)     The definition of “Maturity Date” in Exhibit A is amended in its entirety and replaced with the following sentence:
“November 29, 2019, provided that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.”

SECTION 3.     Representations and Warranties. To induce the Lender to enter into this Amendment, the Company represents and warrants to the Lender that this Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.     Effectiveness. This Amendment shall become effective as of as of the date hereof (the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent on or prior to the Effective Date:
(a)     Each party hereto shall have executed and delivered this Amendment; and
(b)     The Borrower shall pay to the Lender for its account an upfront fee equal to $50,000.00.
SECTION 5.     Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender under the Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Term Loan Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. On and after the Amendment Effective Date, any reference to the Term Loan Agreement contained in the Loan Documents shall mean the Term Loan Agreement as modified hereby.
SECTION 6.     Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 8.     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PITNEY BOWES INC.
By

Name:
Title:

By

Name:
Title:

MUFG BANK, LTD.
by

Name:
Title:

[Signature Page to Second Amendment]